                                                                  EXHIBIT 10.34


  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


                                 AMENDMENT NO. 3

     This AMENDMENT No. 3 (the "Amendment") is made and entered into by and between GoAmerica Communications Corporation ("Customer") and Cellco Partnership, doing business as Verizon Wireless ("Verizon Wireless") for attachment to Contract ####-##-####, dated May 13, 1997 (the "Agreement") and as amended on January 7, 2000 and March 6, 2000.

     1. This Amendment is an integral part of and modifies the Agreement. The terms used herein which are defined or specified in the Agreement shall have the meanings set forth in the Agreement. If there are any inconsistencies between the provisions of this Amendment and the provisions of the Agreement, the provisions of this Amendment shall control.

     2. BAM's name is hereby changed to Verizon Wireless.

     3. The term "AirBridge Packet Service" is hereby changed to "Mobile IP Services."

     4. The term of this Agreement (the "Extended Term") is extended for four
(4) years from the effective date of this Amendment.

     5. Exhibit A, is hereby deleted in its entirety and the definition of "Area", in Section 1 of the Agreement, is also deleted and replaced as follows:

        "The markets within which Verizon Wireless either is licensed or authorized by the FCC to provide commercial mobile service, or manages on behalf of the FCC licensee pursuant to a management agreement, and in which Verizon Wireless currently or may provide Mobile IP Services."

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A new Exhibit B-3, "AIA Platinum and Palm Platinum Pricing" is hereby added in its entirely as attached hereto. Customer hereby acknowledges that it may take up to thirty (30) days from the execution of this Amendment for the rates shown in Exhibit B-3 to be implemented.

This Amendment shall be effective when executed by both parties.

All provisions of the Agreement, including attachments thereto, not addressed by this Amendment remain in full force and effect.

IN WITNESS WHEREOF, and intending to be bound hereby, the parties affix their signature to this Amendment.

CELLCO PARTNERSHIP
By Verizon Wireless,                               GOAMERICA
Its managing general partner:                      COMMUNICATIONS CORPORATION

By:     /s/ James Surnight                         By:    /s/ Joseph Korb
   --------------------------------                   --------------------------
Name:   James Surnight                             Name:  Joseph Korb
     ------------------------------                     ------------------------
Title:  VP Data & Internet Services                Title: President
      -----------------------------                      -----------------------
Date:          2/13/01                             Date:         2/9/01
     ------------------------------                     ------------------------

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                   EXHIBIT B-3

                        Mobile IP Internet Access Pricing

                       Platinum and Palm Platinum Pricing

Verizon Wireless' Commitment Plans require a minimum number of units in service on the network during specific times. Please see the commitment schedules below for the associated commitment time frames. Verizon Wireless' Mobile IP Platinum Commitment plan has a minimum number of units commitment of [**] and its Mobile IP Palm Platinum Plan has a minimum number of units commitment of [**]. However, for the purposes of this Amendment, Customer must maintain a minimum number of [**] NEIs across the rate plans shown in this Exhibit B-3. In the event that Customer does not activate or falls below the minimum number of units, Customer will be invoiced as if the total number of units associated with their Commitment Plan were active. Verizon Wireless will invoice Customer the difference between the units in service and the commitment level for that month, multiplied by the monthly access fee of $[**]. At the end of the first year of the Extended Term of this Agreement, Customer must maintain [**] units in service during a given month. If such minimum is not maintained, Customer will be charged $[**] monthly access fee for those units that represent the shortfall.

The volume commitments shown below are in addition to existing commitments contained in Contract ####-##-####, dated May 13,1997 and its subsequent Amendments 1 and 2. NEIs active on the $[**] price plan contained in Contract # ###-##-#### and its subsequent Amendments 1 and 2, may convert to the $[**] rate plan shown in this Exhibit B-3, but shall not count towards Customer's [**] NEI minimum commitment.

All price plans are only available for Customer for the provision to its Authorized Users as part of the mobile data communications system which offers bundled Customer content through standard browser-based Internet applications only, intended for use with Palm OS handhelds, Microsoft Pocket PC based handhelds, and Microsoft Windows based notepads and laptops. No telemetry, AVL, or public safety applications will be available on these plans. Pursuant to the terms of this Agreement, Verizon Wireless reserves the right to investigate the usage of any NEI and reserves the right to suspend NEIs that are being used fraudulently.

(insert) Each new IP activated is for a one year contract. If the individual IP is not in service for twelve months, an early termination fee of $[**]per will be applied.

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

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                 Mobile IP Internet Access Pricing Platinum and
                    Palm Platinum Pricing Commitment Schedule
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              Month                             NEIs in Service
--------------------------------------------------------------------------------
              Month 1                                [**]
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              Month 2                                [**]
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              Month 3                                [**]
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              Month 4                                [**]
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              Month 5                                [**]
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              Month 6                                [**]
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              Month 7                                [**]
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              Month 8                                [**]
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              Month 9                                [**]
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             Month 10                                [**]
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             Month 11                                [**]
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             Month 12                                [**]
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


--------------------------------------------------------------------------------
             Monthly Access Fee                      $[**]
--------------------------------------------------------------------------------
     Non Verizon Wireless Visiting Rate              $[**]
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               Unit Commitment                        [**]
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               Activation Fee                        $[**]
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            Early Termination Fee                    $[**]
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     Contract Term and CSA Term in Years           4 Years
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

Note: Use limited to the following applications: All web browser software, AOL, Prodigy, CompuServe, All customer E-mail servers, Lotus Domino, Microsoft Exchange

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

--------------------------------------------------------------------------------
                          Mobile IP Palm Platinum Plan
--------------------------------------------------------------------------------
Monthly Access Fee                                         [**]
--------------------------------------------------------------------------------
Non-Verizon Wireless Visiting Rate                        $[**]
--------------------------------------------------------------------------------
Unit Commitment                                            [**]
--------------------------------------------------------------------------------
Activation Fee                                            $[**]
--------------------------------------------------------------------------------
Early Termination Fee                                     $[**]
--------------------------------------------------------------------------------
Contract Terms in Years                                 4 Years
--------------------------------------------------------------------------------

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Palm Platinum Plan Terms and Conditions: This service may be used only with Palm
OS Personal Digital Assistants and Novatel Wireless and Sierra Minstrel CDPD modems for the Palm III and V, and Handspring Visor only. This service may be used only with mobile clients for Internet/Intranet access and Internet e-mail via an HTML browser or proprietary client software for Public Online Service Providers (e.g., GoAmerica browser and pop3 email account, AOL(R), CompuServe(R), ProdigyInternet(TM)), and related mail clients. It may also be used with software for proxy applications (e.g., Citrix(R)) and for dispatch applications.

This service cannot be used by a server device or with a host computer application. Examples of restricted uses for this service include, but are not limited to, web camera posts or broadcasts, capture and transmission of jpeg files, automatic data feeds, telemetry applications, automated functions, or machine-to machine applications. This service may not be substituted for a private line or frame relay connection.

A POP3 electronic mailbox @airbridge.net is included. Five megabytes of mail storage are provided. Within the disk space limitation, we will keep unread e-mail for a minimum of 30 days. Users are permitted a maximum of 2,500 e-mail log-on attempts per month. Access to Verizon Wireless Mobile Web Microbrowser Gateway Information services is Included for users of capable devices. The term of this contract is four (4) years. An Early Termination Fee of $[**] per IP address applies. Taxes where applicable are not Included. Verizon Wireless, without notice retains the right to deny service to any of GoAmerica's end user customers whose usage adversely impacts our network or service levels. This Rate Plan Is subject to the terms and conditions of the Value Added Contract (VAC) which Is Incorporated herein by reference, including dispute resolution by Independent arbitration Instead of jury trials.
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
     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


Mobile IP Internet Access Commitment Plan Terms and Conditions: This service may only be used for the following applications:

--------------------------------------------------------------------------------
1. Internet/intranet access and Intranet e-mail via a standard HTML browser (e.g., Netscape Navigator or Communicator, Microsoft Internet Explorer, GoAmerica browser and pop3 email account etc.)

2. Proprietary client software for Public Online Service Providers (e.g., AOL, CompuServe, Prodigy) and mail client.

3. PalmPilot or Windows CE compatible browers (e.g., HandWeb, ProxiWeb, Pocket Explorer, etc.) and e-mail (e.g., HandStamp, Outlook Express, etc.)

4.   Citrix (an alternative browsing technology)

5. Dispatch (where a human being at a terminal is sending information to one or more mobile users' machine)

This service cannot be used by a server device or with a host computer application. Examples of restricted uses for this service include, but are not limited to, web camera posts or broadcasts, capture and transmission for jpeg files, automatic data feeds, telemetry applications, automated functions, or machine-to-machine applications. This service may not be substituted for a private line or frame relay connection.

A POP3 electronic mailbox @airbridge.net is included. Five megabytes of mail storage are provided. Within the disk space limitation, we will keep unread e-mail for a minimum of 30 days. Users are permitted a maximum of [**] e-mail log-on attempts per month. Access to Verizon Wireless Mobile Web Microbrowser Gateway information services Is Included for users of capable devices. The term of this contract is four (4) years. An Early Termination Fee of $[**] per IP address applies. Taxes where applicable are not included. Verizon Wireless retains the right to deny service, without notice, to any customer whose usage adversely impacts our network or service levels. This Rate Plan is subject to the terms and conditions of the Value Added Contract (VAC) which is incorporated herein by reference, including dispute resolution by independent arbitration instead of jury trials. Pricing does not include electronic billing information.
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